UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/29/2006

RENT-A-CENTER, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-25370

Delaware	45-0491516
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5700 Tennyson Parkway
Suite 100
Plano, Texas 75024
(Address of principal executive offices, including zip code)

(972) 801-1100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

On September 29, 2006, Rent-A-Center East, Inc. and ColorTyme, Inc., wholly owned subsidiaries of Rent-A-Center, Inc., entered into a Third Amendment and Extension to Amended and Restated Franchisee Financing Agreement with Wells Fargo Foothill, Inc., a California corporation (the "Amendment"). The Amendment extends the term of the Amended and Restated Franchisee Financing Agreement dated October 1, 2003, as amended (the "Financing Agreement"), to September 30, 2010. In addition, the Amendment provides for a decrease in the maximum amount available under the Financing Agreement to $35,000,000 from $50,000,000.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.

Date: October 03, 2006	By:	/s/ Mitchell E. Fadel
Mitchell E. Fadel
President and Chief Operating Officer